                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          MARCH 25, 1998
                                                 -----------------------



                          CHESAPEAKE ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        OKLAHOMA                           1-13726              73-1395733
--------------------------------------------------------------------------------
(State or other jurisdiction             (Commission          (IRS Employer
     of incorporation)                   File Number)       Identification No.)



            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA 73118
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (405) 848-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On March 25, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release reporting its financial results for the six month transition period ended December 31, 1997. The March 25, 1998 press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


         The Company's audited financial statements as of December 31, 1997 and as of June 30, 1997 and 1996, and the related consolidated statements of operations, stockholders' equity and cash flows for the six months ended December 31, 1997 and the years ended June 30, 1997, 1996 and 1995 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.   The following exhibits are filed herewith:

           23.1       Consent of Coopers & Lybrand, L.L.P.

           23.2       Consent of Price Waterhouse LLP

           99.1       Press Release issued by the Registrant on March 25, 1998.

           99.2       Audited Financial Statements

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        CHESAPEAKE ENERGY CORPORATION



                                        BY:  /S/ AUBREY K. MCCLENDON
                                           ------------------------------------
                                                  AUBREY K. MCCLENDON,
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated: March 25, 1998

                                 EXHIBIT INDEX
--------------------------------------------------------------------------------


EXHIBIT           DESCRIPTION
-----------------------------
23.1                Consent of Coopers & Lybrand L.L.P.
23.2                Consent of Price Waterhouse LLP
99.1                Press Release issued by the Registrant on March 25, 1998.
99.2                Audited Financial Statements of the Registrant